UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2023

Charlotte’s Web Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56364	98-1508633
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Tech Court Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 617-7303

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 14, 2023 (the “Effective Date”), the board of directors of Charlotte’s Web Holdings, Inc. (the “Company”), appointed Jonathan Atwood to the Company’s board of directors, until his successor shall have been duly elected and qualified or until his earlier resignation or removal. The Articles of Incorporation of the Company provide that the directors may, between annual general meetings, appoint additional directors of the Company, up to one third of the number of directors who held office at the expiration of the last annual general meeting of the Company, to serve until the next annual general meeting. Mr. Atwood’s term will expire concurrently with the 2023 annual general meeting of the shareholders. Mr. Atwood was appointed as the designee to the board of directors by BT DE Investments Inc., pursuant to the Investor Rights Agreement between the Company and BT DE Investments Inc., dated November 14, 2022. Atwood is not a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Mr. Atwood joined Reynolds American, Inc in August 2021 as VP, Business Communications & Sustainability and moved to new role as VP, Global Head of Business Communications for BAT in November 2022. From January, 2020 through August, 2021, Mr. Atwood acted as an independent consultant advising companies on sustainability frameworks and projects. Prior to consulting, Mr. Atwood was at Unilever North America, Inc. where he served in roles of Vice President & Head of Communications, Global Supply Chain from September 2018 through November, 2019 and Vice President, Sustainable Living and Corporate Communications, from July 2012 through September, 2018. Mr. Atwood has served on the Advisory Counsel for Sustainable Brands from 2015 through 2018, and a member of the Board of The Sustainability Consortium from 2014 through 2018. Mr. Atwood recently served as the Secretary for the Domestic Violence Crises Center in Connecticut until January 2023. Mr. Atwood holds a Bachelor of Arts degree in Government and Legal Studies from Bowdoin College.

Item 8.01.	Other Events.

On March 14, 2023, the Company issued a press release announcing the appointment of Jonathan Atwood to the Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release of Charlotte’s Web Holdings, Inc. dated March 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLOTTE’S WEB HOLDINGS, INC.

Date: March 14, 2023	By:	/s/ Stephen Rogers
Stephen Rogers
Senior Vice President - General Counsel and Corporate Secretary